UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	07/31

Date of reporting period:	07/31/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Mirzam Capital Appreciation Fund

Annual Report

July 31, 2009

Fund Advisor:

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, Florida 33469

Toll Free (888) 693-8056

To Our Shareholders:

Mirzam Capital Appreciation Fund [MIRZX]: MD&A for Fiscal 2009

A Year of Turmoil It was an agonizing 12 months, and many fell prey to media scaremongering. There certainly was reason to fear the worst and trillions of dollars were at risk. We did not participate in the panic, selling stocks indiscriminately and thus undermining our buy-and-hold strategy.

On August 1, 2008, the beginning of fiscal 2009, the fund had total net assets of $2,864,609 of which $414,664 was in a cash equivalent. Cash kept coming in, and we continued slowly but deliberately to invest the funds in what we believe were the world’s best companies. At July 31, 2009, we had $5,428,038 in net assets under management, $326,979 of which was in a cash equivalent. Throughout the past 12 months, the stocks in the portfolio were marked down, not so much based on internal fundamentals, but by stock quotes that were indicative of the willingness of fearful investors to dispose of their stocks at any price. When reason returned to the market in the second quarter of 2009, our stocks participated in the upsurge. The market’s stunning performance in the second quarter of 2009 illustrates how irrationally investors have reacted.

During fiscal 2009, the 12-month period ended July 31, 2009, Mirzam Capital Appreciation Fund [MIRZX] declined -16.67%, compared to a decline of -19.95% for the S&P 500® Index. Year to date, as of July 31, 2009, Mirzam has appreciated +21.78%, compared to +10.98% for the S&P 500® Index.

As we submit this shareholders’ report to print, on August 21, 2009, the fund’s stock price reached $8.63. Year to date at August 21, 2009, the stock is up +24.5% compared to an increase in the S&P 500® Index of +13.4%.

Number of Equities A common characteristic among mutual funds is the high number of equities they hold in their portfolios. At Mirzam, 20 stocks comprise 60.8% of the portfolio. (The top ten holdings comprise 37.4% of the portfolio.) Our intention is to own these stocks “forever,” unless some major business model issues surface that warrant a divestiture decision.

If a stock comprises 0.33% of a portfolio and it goes up 50% in value, it would add 0.165% return to the overall portfolio. On the other hand, if a stock makes up 5% of a portfolio, a 50% appreciation would add 2.5% to performance. To ensure some risk diversification, we limit our concentration of any one stock to not more than 5% of portfolio value at date of purchase. In most instances, our initial purchase would not come close to the 5% limit. We will only have the opportunity to load up if the stock sells off and our investment thesis remains intact.

We allocate capital to companies that we rate among the world’s greatest businesses. A portfolio weighting of, say, only 0.33% for each of these would belie their greatness and undermine our conviction of their superiority. If they are indeed (a) global companies that dominate their markets, (b) enjoy significant competitive advantages, and (c) have strong balance sheets with management teams to match, it would serve our shareholders well if we allocate a decent amount of available capital to each of them and keep them in the portfolio indefinitely.

At the end of July 2008, we owned 43 stocks of which we sold three during the past 12 months. Apart from increasing our investment in some of our existing positions, we also purchased the stocks of 13 other companies, to bring our total number of holdings to 53. Nine holdings in the current portfolio that constitute less than 3.5% in total may be sold due to their insignificant size relative to the whole and/or for some other valid reason.

Portfolio Turnover Another issue of concern is high portfolio turnover. If a fund has an average annual turnover ratio of 100%, one can assume that all the securities that a fund owned at the beginning of the year were replaced during the year.

Investors should be mystified. The cost of trading stocks at this rate, as well as the related tax consequences, is detrimental to a portfolio’s performance. With such a high turnover, it is very difficult to keep track of what one really owns, other than a collection of stocks that broadly complies with the fund’s investment strategy or category.

Our portfolio turnover was 1.16% in fiscal 2009.

Stock Option Aversion Our fund also embraces another characteristic that investors should find appealing, especially at a time when executive compensation has received heightened publicity. We shun companies that use stock-based compensation to remunerate employees, unless used minimally. This distinction has kept us from being hurt by technology companies and, most recently, by the financial sector. Both industries have grossly abused stock options to enrich executives inordinately.

Nothing better demonstrates the huge transfer of wealth from the middle class to the aristocratic executive elite than an article by the Wall Street Journal, November 20, 2008, under the headline: “Before the Bust, These CEOs Took Money off the Table.”

During the period 2003 to 2007, Richard Fuld of the now defunct Lehman Brothers cashed in $184.6 million. He systematically sold stock to luckless investors. This was before the firm’s catastrophic bankruptcy that triggered an earthquake in global markets. Bear Sterns’ CEO pocketed $163.2 million. Countrywide’s CEO raked in $470.7 million. Ken Lewis of Bank of America who rescued the drowning Countrywide had a more “modest” payday of $81.0 million. Daniel Mudd and Dick Syron from Fannie Mae and Freddie Mac picked up $23 million and $33 million, respectively, in compensation for their last two years of service, arguably the two men who did the most to stoke the housing bubble and throw the two companies into the arms of the US taxpayer.

The Wall Street Journal documented the compensation of 25 CEO’s of the nation’s largest financial and home-building companies. In total, they received $4.891 billion, or $195.6 million per CEO.

Executive Compensation Where did this money come from? To answer this question, we have to understand how executive compensation works in the US.

First, it is no secret that generous stock option grants with an expiration period of ten-years form a substantial component of executive compensation. These options give them the right to purchase their company’s stock at the market price ruling at the date of the grant for a ten-year period following the grant date. A 10-year option is an extremely valuable security. Would we not all like to be given the right today to buy our favorite stock at any time over the next ten years at yesterday’s closing price? It is like free money... and it is!

Despite economic cycles, the market will always afford a holder of an option of such duration, multiple opportunities to exercise and record sizeable gains. We all recognize that fact. This is why executives reap huge option gains over a ten-year period, even though their company’s stock price has not done well for shareholders over the same period. Stock market volatility allows these insiders to make hay while the sun shines.

In our opinion, it is possible for a CEO to downplay future growth in anticipation of the next round of option grants, only to step up a couple of quarters later and tout a number of positive trends. Depending on whether the object is to grant or exercise options, the market’s reaction to the CEO’s “safe harbor protected” projections could serve the holders of stock options very well. Insider trading is illegal, but stock option programs appear to us as a legitimized form of insider trading.

Immediately after the 9/11 attacks, US companies went on a massive spree granting options to executives. Stock prices had taken a serious knock, but in the boardrooms of corporate America, the opportunity was grasped with both hands.

In fact, many companies were asleep at the switch and missed the opportunity. Not to be outdone, some months later, they embarked on a practice of backdating stock option grants. A few academics published a paper questioning the timing of option grants by over 150 companies, not only after 9/11, but also earlier. The Wall Street Journal published their findings, giving rise to ongoing lawsuits. The practice of backdating was not considered fraudulent, unethical or immoral, but rather the manner in which these companies accounted for the cost of such options. They all conveniently forgot to expense part of the cost in accordance with the opaque accounting rules.

We predict that within the next 12 months, proxy statements filed by companies will show again that massive amounts of options were granted in the first quarter of 2009 and most probably also in the fourth quarter of 2008. The markets were in lock-up mode. Investors, money-managers and others were terrified to buy stock because there seemed to be no bottom to this market. However, in the boardrooms, there was no risk attached to approving a new round of option grants. In fact, it was a no-brainer and an excellent opportunity to grease the compensation wheels for super-sized option gains over the next ten years.

A Massive Wealth Transfer Here is a very important point to note, because people might well ask when they read about these billions of dollars in compensation paid to executives at US companies: How is it that boards approved such huge payouts? The boards never approved such payouts. They only approved the ten-year option grants that made these outsize awards possible.

The more than $4.8 billion paid to 25 CEOs mentioned above, did not come from the company’s cash coffers. For many years, it was not even recognized as an expense in the income statement. Nowadays through the application of various mathematical models, an expense is recognized, but Holman Jenkins, a columnist at The Wall Street Journal, calls these “junk numbers,” and rightly so.

So, where do the billions of dollars come from that find their way into the bank accounts of US executives? They come predominantly from the blissfully ignorant American workers who shuffle retirement funds into 401(k) accounts each month. These funds are then invested in mutual funds that for the most part attempt to track the indices. Because so many of these option-laden companies are part of the indices, hardworking Americans are not investing their retirement funds in equities. No, they are in essence paying the compensation of these executives. Fund managers are indiscriminately allocating capital under the presumption that they are making an investment, when in fact they are merely paying the egregiously high compensation of executives with cash provided by the retirement funds of millions of Americans.

Such transactions effectively transfer the hard-earned savings of workers to the bank accounts of executives. This is where the money comes from. This is made possible through a scheme that starts with an apparently innocuous grant of options to executives, at which point the gatekeepers of our capital markets close rank to ensure that the ultimate objective, which is egregious compensation payouts is accomplished. Regulators and politicians are well aware of this, but care less. In fact, the media has provided ample proof that through the years our gatekeepers have actively encouraged the status quo as it relates to employee stock options.

Stock Buyback Confusion The next step in executive compensation is a kind of a déjà vu for CFOs, but again FASB comes to their rescue to obscure the true flow of funds. Although, no cash initially leaves a company’s coffers when executives pick up these colossal stock option gains, the unrelenting issuing of stock to executives eventually has a dilutive affect on earnings. To combat this dilution, CFOs engage in a stock buyback program that attempts to repurchase an equivalent number of shares that were issued to employees. When an executive tells you that stock-based compensation is a non-cash expense, sell the stock. Again, sell the stock if a CFO tells you that he is giving back cash to shareholders through stock repurchases when he is merely mopping up dilution.

The cash outflows pertaining to this form of stock repurchase activity are disclosed in the “Financing Activities” section of the cash flow statement. Instead, these cash flows should be disclosed in the “Operating Activities” section where they would draw attention to their true nature, which, as we argued above, is entirely compensation-centered. Options are granted as part of compensation packages. Repurchasing stocks to neutralize the dilutive effect of stock issued to employees is a carefully disguised compensation payment. If these cash flows were properly disclosed in the operating section of the cash flow statement, executive compensation would plummet. Investors would be able to identify the true cash impact of stock-based compensation. As matters stand, executives, FASB, SEC, auditors and every gatekeeper you can name, call stock-based compensation a non-cash event and find no fault with the way in which this form of compensation destroys the retirement funds of hardworking Americans.

This uncertainty and obfuscation in the financial reporting process make it possible for executives in the US to garner these huge compensation packages. This is important because the train wrecks of the stock market, not only recently but going back to the dot.com era more often than not were the very same companies where the CEO and his henchmen took the loot before the stock cratered.

“Optionitis” The number of options outstanding compared to the number of shares outstanding constitutes the overhang ratio. As a rule-of-thumb, if a company has a stock option overhang in excess of 5%, we walk away. We shun these option-laden companies like the plague. They suffer from what we call “optionitis,” which is a condition aggravated by the existence of large amounts of employee stock options.

Because of our aversion to stock options and the super-sized executive compensation packages that go with it, we do not own the stocks of many US corporations. Less than 30% of the fund’s portfolio comprises US stocks. Executive compensation in the US is out of control. Shareholders activism through proxy initiatives will do little to remedy the situation. The only activism of any merit is not to allocate capital to corporations that exist primarily to enrich insiders.

Investment Strategy In 2008, while some investors were recklessly dumping stocks and thereby destroying their capital, we remained rational. Loss of capital is guaranteed when selling takes place in an environment where sellers hugely outnumber buyers. We like to say that we do not buy in May to sell in August. The secret to capital preservation is buying stocks and owning them over the long-term. It is time in the market that matters, not market timing. Truly superior returns come from owning the best stocks and owning them for a very long time.

Our position with regard to equity investments has always been that: (a) we perform fundamental due diligence on the companies that we intend to buy; (b) we acquire these equities at prices that capture a discount to the intrinsic value of the companies; (c) we invest in these equities with the intention to hold them for a very long time; and (d) our selling decisions are based on business model issues that indicate permanent impairment. In executing the above, we are following the investment principles of Warren Buffett that have withstood the test of time.

Our global exposure is not unique but certainly unusual for a fund not specifically designated as a global fund. We search for the world’s best companies. In addition, all but three of the companies we own pay dividends. This is another attractive feature of the fund. It is only in exceptional cases that we would invest in companies that do not pay dividends. Dividends help keep management honest and reward shareholders with an increasing yield on initial cost over time.

The fund’s top 20 holdings as of July 31, 2009, were: Teva Pharmaceuticals (Israel), Aluminum Corporation of China (China), Syngenta (Switzerland), Telefonica (Spain), China Mobile (China), Southern Copper (USA), TransCanada (Canada), StatOilHydro (Norwegian), Ship Finance (Bermuda), Eagle Materials (USA), Ternium (Luxemburg), Nestle (Switzerland), Unit (USA), Tenaris (Luxemburg), Johnson & Johnson (USA), PetroChina (China), Emerson Electric (USA), CGV (France), Pfizer (USA), and Pengrowth (Canada).

We will stick to an investment strategy that, through a process of due diligence, identifies what we believe are the world’s premier companies to own over the long-term throughout the peaks and the troughs. In summary, the stocks we own have a huge presence in their markets, liberally distribute profits to shareholders and shun egregious compensation packages.

Economic Uncertainty Prevails Even though the economic indicators are weak, for the most part, they point to an improving trend and some are already at their pre-Lehman bankruptcy levels. This trend does not appear robust, but considering the heavy blow to the head suffered by the economy, coming out of its semi-comatose state was never going to be a flying start. The nineteen-month recession is already one of the longest in history and some believe we might already be in a positive-growth mode. The Fed’s Open Market Committee in its characteristically low-key stance confirmed on June 24, 2009 that “the pace of economic contraction is slowing” and “conditions in financial markets have generally improved.

Big Government Casts an Ominous Shadow Talking about Buffett, in an op-ed piece in the New York Times (August 19, 2009), he acknowledges that, “the US economy is now out of the emergency room and appears to be on a slow path to recovery.” However, he warns that in “this fiscal year, the deficit will rise to about 13 percent of GDP, more than twice the non-wartime record. In dollars, that equates to a staggering $1.8 trillion... no one can know the precise level of debt to GDP at which the Unites States will lose its reputation for financial integrity. But a few more years like this and we will find out.”

Buffett expresses fears that our government might opt for the most ignominious route of dealing with these gigantic deficits, namely, to accept “high rates of inflation, which never require a recorded vote and cannot be attributed to a specific action that any elected official takes.” He quotes John Maynard Keynes to reinforce this argument. “By a continuing process of inflation, governments can confiscate, secretly and unobserved, an important part of the wealth of their citizens... The process engages all the hidden forces of economic law on the side of destruction, and does it in a manner which not one man in a million is able to diagnose.” In the light of these somber observations, we are pleased with our portfolio’s weighting in foreign stocks, as well as our holdings in commodities, which serve as a hedge against inflation.

As sub-advisors to Mirzam Asset Management, our firm, Bastiat Capital, is named after Frederic Bastiat, the 19th century economist and legislator, who was an ardent campaigner for free markets and limited government. Ronald Reagan, a great admirer of Bastiat, believed that the nine most terrifying words in the English language are “I’m from the government and I’m here to help you.” Currently, Congress is threatening to add another huge layer of universal healthcare to our bloated government, as if the lawmakers have a bottomless pot of gold from which to fund these “admirable pursuits.”

Notwithstanding, we are optimistic. The resourcefulness, resilience, size and past performance of the American economy strongly suggest that despite the challenges we confront today, GDP will again turn positive, if it has not already done so. It might be a process, but normalcy will return to the capital markets. If history is any reliable guide, the stock market will track ahead of the curve. The extent and quality of the revival of the American economy will depend on how we manage to curb inflation, do what is necessary to preserve the reserve status of the dollar, and dramatically shrink the size of government – as well as the size and duration of our military escapades. We should balance our budgets and put the locks on our runaway national debt. The composition of the fund’s portfolio suggests that we are not betting the house that any or all of the aforementioned prerequisites will perfectly fall into place.

Our Commitment Investors in the Fund or MIRZX can examine the fund’s portfolio with the knowledge that current core holdings will continue to comprise the core of the portfolio. We will not deviate from our strategy. Very few funds can match Mirzam on the characteristics enumerated above. In this sense, the Mirzam Capital Appreciation Fund is a unique fund.

We thank our shareholders for sticking with us during the most tumultuous times that capital markets have experienced in many decades. Considering what we have all been through, the fund is in good shape. We do not “day-trade” the stocks in our portfolio, and we appreciate you, our shareholders, who in similar vein have stayed committed to our investment principles.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-693-8056.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Standard & Poor’s 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Standard & Poor’s 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Index are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on August 14, 2007 (commencement of Fund operations) and held through July 31, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mirzam Capital Appreciation Fund, and to obtain performance data current to the most recent month end or to request a copy of the prospectus, please call 1-888-693-8056. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)

 1As a percentage of net assets.  Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Mirzam Capital Appreciation Fund	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period* February 1, 2009 - July 31, 2009
Actual	$1,000.00	$1,335.50	$11.58
Hypothetical**	$1,000.00	$1,014.88	$9.99

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Mirzam Capital Appreciation Fund
Schedule of Investments
July 31, 2009

Common Stocks - 88.70%	Shares	Value

Agriculture Chemicals - 4.23%
Syngenta AG (b)	5,000	$ 229,600

Bituminous Coal & Lignite Surface Mining - 1.71%
Yanzhou Coal Mining Company Ltd. (b)	6,000	92,940

Cable & Other Pay Television Services - 0.82%
Net Servicos de Comunicacao S.A. (b)	4,400	44,704

Cement, Hydraulic - 2.87%
Eagle Materials, Inc.	5,700	155,610

Crude Petroleum & Natural Gas - 4.94%
PetroChina Co., Ltd. (b)	1,100	129,525
Unit Corp. (a)	4,380	138,802
		268,327

Cutlery, Handtools & General Hardware - 1.46%
Simpson Manufacturing Co., Inc.	2,800	79,520

Deep Sea Foreign Transportation of Freight - 3.27%
DryShips, Inc.	900	5,922
Ship Finance International, Ltd.	13,900	171,387
		177,309

Electric Services - 1.36%
CPFL Energia S.A. (b)	1,400	73,626

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.28%
Emerson Electric Co.	3,400	123,692

Food & Kindred Products - 3.72%
Campbell Soup Co.	2,000	62,060
Nestle SA (b)	3,400	139,672
		201,732

Industrial Organic Chemicals - 1.82%
Methanex Corp.	6,000	98,580

Meat Packing Plants - 1.01%
Seaboard Corp.	50	54,750

Metal Mining - 4.23%
Freeport-McMoRan Copper & Gold, Inc.	600	36,180
Southern Copper Corp.	7,500	193,200
		229,380

*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund
Schedule of Investments - continued
July 31, 2009

Common Stocks - 88.70% - continued	Shares	Value

Natural Gas Transmission - 3.34%
TransCanada Corp.	6,370	$ 181,227

Oil & Gas Field Exploration Services - 2.12%
Compagnie Generale de Geophysique - Veritas (a) (b)	5,650	114,864

Personal Credit Institutions - 0.33%
Advance America Cash Advance Centers, Inc.	3,200	17,664

Petroleum Refining - 3.24%
StatoilHydro ASA (b)	8,200	175,890

Pharmaceutical Preparations - 10.20%
GlaxoSmithKline plc (b)	1,400	53,606
Johnson & Johnson	2,150	130,913
Pfizer, Inc.	7,100	113,103
Teva Pharmaceutical Industries, Ltd. (b)	4,800	256,032
		553,654

Plastics, Materials, Synthetic Resins, & Nonvulcan Elastomers - 1.17%
Dow Chemical Company / The	3,000	63,510

Primary Production of Aluminum - 4.25%
Aluminum Corporation of China, Ltd. (b)	8,000	231,040

Radiotelephone Communications - 2.48%
SK Telecom Co., Ltd. (b)	2,080	35,006
Tele Norte Leste Participacoes S.A. (b)	2,100	32,319
Vimpel - Communications (a) (b)	5,000	67,550
		134,875

Railroad Equipment - 0.13%
FreightCar America, Inc.	350	6,993

Refuse Systems - 0.29%
American Ecology Corp.	970	15,840

Retail - Variety Stores - 0.60%
Wal-Mart Stores, Inc.	650	32,422

Secondary Smelting & Refining of Nonferrous Metals - 0.98%
Titanium Metals Corp.	6,400	53,568

Services - Engineering, Accounting, Research, Management - 1.22%
Paychex, Inc.	2,500	66,250

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 9.88%
ArcelorMittal (b) (c)	3,000	108,120
Carpenter Technology Corp.	3,000	56,070
Gerdau S.A. (b)	8,000	93,360
Tenaris S.A. (b)	4,500	136,440
Ternium S.A. (a) (b)	7,000	142,800
		536,790

Surgical & Medical Instruments & Apparatus - 1.46%
China Medical Technologies, Inc. (a) (b)	5,000	79,150

*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund		.
Schedule of Investments - continued
July 31, 2009

Common Stocks - 88.70% - continued	Shares	Value

Telephone Communications (No Radiotelephone) - 12.24%
America Movil SAB de C.V. - Series A (b)	850	$ 36,746
China Mobile, Ltd. (b)	4,000	209,880
Hutchison Telecommunications Hong Kong Holdings Ltd. (a) (b)	3,000	6,630
Hutchison Telecommunications International, Ltd. (b)	3,000	11,880
PT Telekomunikasi Indonesia (b)	2,500	88,300
Telefonica S.A. (b)	3,000	223,920
Turkcell Iletisim Hizmetleri A.S. (b)	5,500	86,790
		664,146

Women's, Misses', and Juniors Outerwear - 1.05%
Cherokee, Inc.	2,800	56,840

TOTAL COMMON STOCKS (Cost $5,448,840)		4,814,493

Real Estate Investment Trusts - 0.05%

Anthracite Capital, Inc.	4,600	2,668

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $35,686)		2,668

Limited Partnerships - 1.82%

Alliance Resource Partners, L.P.	1,000	35,520
Pope Resources, Ltd. LP	700	16,272
Terra Nitrogen Co., L.P.	425	47,222

TOTAL LIMITED PARTNERSHIPS (Cost $106,470)		99,014

Income Trusts - 3.33%

Pengrowth Energy Trust	12,120	99,748
Precision Drilling Trust	14,361	80,996

TOTAL INCOME TRUSTS (Cost $358,107)		180,744

Money Market Securities - 6.02%

Huntington Money Market Fund - Trust Shares, 0.01% (d)	326,979	326,979

TOTAL MONEY MARKET SECURITIES (Cost $326,979)		326,979

TOTAL INVESTMENTS (Cost $6,276,082) - 99.92%		$ 5,423,898

Other assets less liabilities - 0.08%		4,140

TOTAL NET ASSETS - 100.00%		$ 5,428,038

(a) Non-income producing.
(b) American Depositary Receipts.
(c) New York Registered
(d) Variable rate security; the money market rate shown represents the rate at July 31, 2009.

*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund (Unaudited)
Schedule of Investments - continued
July 31, 2009

Percentage of
Diversification of Assets:	Net Assets
Bermuda	3.16%
Brazil	4.50%
Britain	0.99%
Canada	8.48%
China	9.81%
France	2.12%
Greece	0.11%
Hong Kong	4.21%
Indonesia	1.63%
Israel	4.72%
Luxembourg	7.14%
Mexico	0.68%
Norway	3.24%
Republic of Korea (South)	0.64%
Russian Federation	1.24%
Spain	4.12%
Switzerland	6.79%
Turkey	1.60%
United States	34.74%
Other assets less liabilities	0.08%
Total	100.00%

*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund
Statement of Assets and Liabilities
July 31, 2009

Assets:
Investments in securities:
At cost	$ 6,276,082
At value	$ 5,423,898
Receivable due from Advisor (a)	19,008
Dividends receivable	12,996
Prepaid expenses	1,413
Interest receivable	1
Total assets	5,457,316

Liabilities:
Payable to administrator, fund accountant and transfer agent	8,200
Payable to trustees and officers	2,752
Accrued 12b-1 fees	1,074
Payable to custodian	720
Other accrued expenses	16,532
Total liabilities	29,278

Net Assets:	$ 5,428,038

Net Assets consist of:
Paid in capital	$ 6,343,788
Accumulated net realized gain(loss) on investments	(63,566)
Net unrealized appreciation (depreciation) on investments	(852,184)

Net Assets:	$ 5,428,038

Shares outstanding (unlimited number of shares authorized)	650,514

Net asset value and offering
price per share	$ 8.34

Redemption price per share ($8.34 * 98%) (b)	$ 8.17

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund
Statement of Operations
July 31, 2009

Investment Income
Dividend income (net of foreign withholding tax of $13,859)	$ 178,525
Interest income	5,697
Total Investment Income	184,222

Expenses
Investment advisor fee (a)	64,788
Transfer agent expense	37,435
Administration expense	31,413
Legal expense	27,578
Fund accounting expense	25,054
Auditing expense	14,015
12b-1 fees	10,798
Trustee expense	8,508
CCO expense	7,449
Custodian expense	5,254
Pricing expense	4,995
Registration expense	2,394
Miscellaneous expense	1,538
Insurance expense	1,233
Printing expense	396
Total Expenses	242,848
Less: Waiver & reimbursement by Advisor (a)	(156,464)
Net operating expenses	86,384
Net Investment Income	97,838

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(54,407)
Change in unrealized appreciation (depreciation) on
investment securities	(679,385)
Net realized and unrealized gain (loss) on investment securities	(733,792)
Net increase (decrease) in net assets resulting from operations	$ (635,954)

(a) See Note 3 in the Notes to the Financial Statements.
*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund
Statement of Changes In Net Assets

	Year Ended	Period Ended
Increase (decrease) in net assets from:	July 31, 2009	July 31, 2008	(a)
Operations:
Net investment income	$ 97,838	$ 11,287
Net realized gain (loss) on investment securities	(54,407)	15,685
Change in unrealized appreciation (depreciation) on investments	(679,385)	(172,799)
Net increase (decrease) in net assets resulting from operations	(635,954)	(145,827)

Distributions to shareholders:
From net investment income	(102,848)	(14,448)
From net realized gain	(16,674)	-
From return of capital	(9,334)	-
Total distributions	(128,856)	(14,448)

Capital Share Transactions:
Proceeds from Fund shares sold	3,334,749	3,132,373
Reinvestment of distributions	128,785	14,412
Amount paid for Fund shares redeemed	(135,374)	(123,358)
Redemption fee	79	1,457
Net increase in net assets resulting
from capital share transactions	3,328,239	3,024,884

Total Increase in Net Assets	2,563,429	2,864,609

Net Assets
Beginning of period	2,864,609	-

End of period	$ 5,428,038	$ 2,864,609

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	372,355	288,734
Shares issued in reinvestment of distributions	18,303	1,344
Shares redeemed	(18,350)	(11,872)

Net increase from capital share transactions	372,308	278,206

(a) For the period August 14, 2007 (Commencement of Operations) to July 31, 2008
*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended		Period Ended
	July 31, 2009		July 31, 2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.30		$ 10.00
Income from investment operations:
Net investment income	0.15		0.09	(b)
Net realized and unrealized gain	(1.91)		0.27	(c)
Total from investment operations	(1.76)		0.36

Less Distributions to shareholders:
From net investment income	(0.16)		(0.07)
From net realized gains	(0.03)		-
Return of capital	(0.01)		-
Total distributions	(0.20)		(0.07)

Paid in capital from redemption fees	-	(d)	0.01

Net asset value, end of period	$ 8.34		$ 10.30

Total Return (e)	-16.67%		3.67%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 5,428		$ 2,865
Ratio of expenses to average net assets	2.00%		2.00%	(g)
Ratio of expenses to average net assets
before reimbursement	5.62%		12.60%	(g)
Ratio of net investment income to
average net assets	2.27%		0.89%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement	(1.36)%		(9.72)%	(g)
Portfolio turnover rate	1.16%		3.07%

(a) For the period August 14, 2007 (Commencement of Operations) through July 31, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.
*See accompanying notes which are an integral part of these financial statements

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

July 31, 2009

NOTE 1. ORGANIZATION

Mirzam Capital Appreciation Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on February 12, 2007 and commenced operations on August 14, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment adviser is Mirzam Asset Management, LLC (the “Advisor”). The Advisor has retained Bastiat Capital LLC, (the “Sub-Advisor”) to serve as sub-adviser to provide portfolio management and related services to the Fund. The investment objective of the Mirzam Capital Appreciation Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended July 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended July 31, 2009, there were no such reclassifications which were material.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements - continued

July 31, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Subsequent events - Pursuant to Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting No. 165, Subsequent events ("FAS 165"), management has evaluated subsequent events through September 29, 2009, the date the financial statements were issued.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), on August 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. In addition, in April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 further clarifies the requirements of FAS 157. The Fund adopted FAS 157-4 as of July 31, 2009.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and limited partnerships are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements - continued

July 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

When market quotations are not readily available, when the Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, collateralized mortgage obligations, certificates of deposit, reverse convertible notes, U.S. government securities and U.S. government agency securities, and foreign bonds denominated in US dollars when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Sub-Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Sub-Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Sub-Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Sub-Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements - continued

July 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used at July 31, 2009 in valuing the Fund’s assets carried at fair value:

* Refer to Schedule of Investments for industry classifications

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended July 31, 2009, before the waiver described below, the Advisor earned a fee of $64,788 from the Fund. The Advisor has contractually agreed through November 30, 2010 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, and extraordinary expenses do not exceed 2.00% of the Fund’s average daily net assets. For the fiscal year ended July 31, 2009, the Advisor waived fees and reimbursed Fund expenses of $156,464. At July 31, 2009, the Fund was owed $19,008 from the Advisor for the excess of the expenses waived over management fees earned at the end of the fiscal year.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at July 31, 2009 are as follows:

Mirzam Capital Appreciation Fund

Notes to the Financial Statements - continued

July 31, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended July 31, 2009, Unified earned fees of $31,413 for administrative services provided to the Fund. At July 31, 2009, the Fund owed Unified $3,000 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended July 31, 2009, the Custodian earned fees of $5,254 for custody services provided to the Fund. At July 31, 2009, the Fund owed the Custodian $720 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended July 31, 2009, Unified earned fees of $18,367 from the Fund for transfer agent services and $19,068 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended July 31, 2009, Unified earned fees of $25,054 from the Fund for fund accounting services. At July 31, 2009, the Fund owed Unified $1,517 for transfer agent services, $1,600 for reimbursement for out-of-pocket expenses, and $2,083 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended July 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Advisor a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Advisor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended July 31, 2009, the Fund accrued 12b-1 fees of $10,798, of which $1,074 was unpaid to the Advisor at July 31, 2009. If the Fund is due more monies for its services rendered than are immediately payable because of the .25% expense limitation, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Fund shall not, however, be entitled to charge any interest, carrying or finance fees in connection with such carried forward amounts.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements - continued

July 31, 2009

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended July 31, 2009, purchases and sales of investment securities, other than short-term investments were as follows:

At July 31, 2009, the appreciation (depreciation) of investments for tax purposes was as follows:

At July 31, 2009, the aggregate cost of securities for federal income tax purposes, was $6,339,648.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At July 31, 2009, Wendel & Co., for the benefit of others, owned 82.95% of the outstanding shares of the Fund and thus may be deemed to control the Fund.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements - continued

July 31, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On September 30, 2008, an income distribution of $0.0189 per share was made to shareholders of record on September 29, 2008.

On December 29, 2008, an income distribution of $0.0792 per share and a short-term capital gain distribution of $0.0311were made to shareholders of record on December 26, 2008.

On April 2, 2009, an income distribution of $0.0222 per share was made to shareholders of record on March 30, 2009.

On June 30, 2009, an income distribution of $0.03727 per share and a return of capital distribution of $.01473 per share were made to shareholders of record on June 29, 2009.

The tax characterization of distributions for the fiscal years ended July 31, 2009 and July 31, 2008 were as follows:

At July 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between distributable earnings noted above and the book basis net assets is attributable to differences in the character of income generated from certain underlying investments and post-October capital losses in the amount of $58,182.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Mirzam Capital Appreciation Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mirzam Capital Appreciation Fund (the “Fund”), a series of the Unified Series Trust, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mirzam Capital Appreciation Fund, as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

September 29, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston (Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; S ecretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of July 31, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 888-693-8056 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The continuation of the Fund’s Management Agreement (“Management Agreement”) between the Trust and Mirzam Asset Management LLC (“Mirzam” or the “Advisor”) and the Fund’s Sub-advisory Agreement (“Sub-advisory Agreement”) between Mirzam and Bastiat Capital LLC (“Bastiat”) was considered by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement or Sub-advisory Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in person meeting held on February 8-9, 2009. The Chairman of the Board advised the Board that on January 29, 2009, the Adviser Contract Renewal Committee (the “Committee”) of the Board had convened via teleconference to consider whether to recommend that the full Board renew the Management Agreement and Sub-advisory Agreement.

The Chairman noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided in advance of the meeting. He also noted that no changes had been proposed to the Fund’s Management Agreement or expense cap side letter, except to extend the term of the side letter for one year. The Chairman of the Board indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Management Agreement and current expense cap side letter, (ii) an executed copy of the Sub-advisory agreement by and between Mirzam and Bastiat, (iii) letters from the Administrator to Mirzam and Bastiat setting forth, and Mirzam’s and Bastiat’s responses to, a detailed series of questions regarding, among other things, their services to the Fund, their profitability from managing the Fund and ideas for future growth for the Fund, (iv) a certification from each of Mirzam and Bastiat that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws, (v) Mirzam’s and Bastiat’s Form ADV Part I and II and accompanying schedules, (vi) reports provided by the Administrator regarding the Fund’s performance for the year to date, past three months, and one-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.

(a)	Mirzam Asset Management, LLC – Advisor

The Chairman noted that after discussing the materials provided by Mirzam, the Committee contacted Mirzam’s representatives, including the managing member and Chief Compliance Officer, and interviewed them.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding Mirzam that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement. As a result, the Committee summarized its review as follows:

(i)         The Nature, Extent and Quality of Services – The Committee noted that the Fund had approximately $4.4 million in assets as of December 31, 2008, comprising all of Mirzam’s assets under management. The Committee reviewed the responses from Mirzam as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desire to increase the level of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee noted that the Advisor had delegated day-to-day investment management of the Fund to Bastiat, but provided the services of Mirzam’s CCO who collaborates with Bastiat on stock selection at a macro level. They further noted that Mirzam is responsible for monitoring its Sub-Advisor, Bastiat. The Committee determined that Mirzam’s resources appear adequate, and specifically noted that Mirzam provides to the Fund the support of various administrative staff, including Mirzam’s compliance officer and marketing personnel. The Committee noted that Mirzam was not proposing any changes to the level of services provided to the Fund.

          The Committee noted that various compliance reports had been provided by Mirzam and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year. The Committee further noted that the Trust’s Chief Compliance Officer had reviewed Mirzam’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

          (ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by Mirzam and the Administrator with respect to such performance. The Committee noted that the Administrator reported that for the three- and twelve-month periods ended December 31, 2008, the Fund had outperformed its peer group average return and also outperformed its benchmark, the S&P 500® Index. They also noted that the Fund does not yet have a Morningstar rating, but had performed higher than its peer group as determined by the Administrator.

          (iii)           Fee Rates and Profitability – The Committee noted that Mirzam’s fee of 2.00% was higher than its peer group average, but that the Advisor currently is waiving its advisory fee and reimbursing Fund expenses. Mirzam’s managing member confirmed that Mirzam contractually has agreed to continue capping certain operating expenses of the Fund at 2.00% through November 30, 2010. Mirzam reported that the Management Agreement had not been profitable since the Fund’s inception. The Committee noted that during 2008 Mirzam had waived its entire fee. The Committee further noted that Mirzam’s CCO had executed in favor of the Fund a security interest and pledge agreement for his personal account containing Fund shares worth $75,000 at the time of deposit to support Mirzam’s obligation to cap the Fund’s expenses.

          The Committee noted that Mirzam reported that it has not entered into soft dollar arrangements. The Committee noted that Mirzam had received slightly less than $3,000 in 12b-1 fees, and that 12b-1 reports had been provided to the Board on a quarterly basis for its review.

          (iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.

The Committee noted that the Fund had only been in operation for approximately a year and a half and it did not appear that Mirzam has begun to realize any economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees (after waivers and reimbursements by the Advisor) were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board renew the Fund’s Management Agreement.

(b)	Bastiat Capital, LLC – Sub-Advisor

The Chairman noted that after discussing the materials provided by Bastiat, the Committee contacted Bastiat’s representatives, including the portfolio managers to the Fund, and interviewed them.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding Bastiat that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangements. As a result, the Committee summarized its review as follows:

(i)         The Nature, Extent and Quality of Services – The Committee noted that Bastiat manages approximately $25 million in assets, and that the Fund had approximately $4.4 million in assets, as of December 31, 2008. The Committee reviewed the responses from Bastiat as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth of Fund asset levels, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined that Bastiat’s resources appear adequate, and specifically noted that Bastiat provides two portfolio managers to manage the Fund, each of whom appears to have adequate experience. The Committee also noted that Bastiat also provides the services of its Chief Compliance Officer. The Committee noted that Bastiat was not proposing any changes to the level of services provided to the Fund.

          The Committee noted that various compliance reports had been provided by Bastiat and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year. The Committee noted that the Trust’s Chief Compliance Officer had reviewed Bastiat’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

          (ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by Mirzam and the Administrator with respect to such performance. The Committee noted that the Administrator reported that for the three- and twelve-month periods ended December 31, 2008, the Fund had outperformed its peer group average return and its benchmark, the S&P 500.

          (iii)           Fee Rates and Profitability – The Committee noted that Bastiat’s 0.75% fee was lower than the 1.25% fee that Bastiat charges to its separately managed accounts. The Committee discussed with Bastiat its profitability and noted that Bastiat had reported that its 2008 estimated fee income was sufficient to cover its expenses. The Committee also noted that Bastiat reported that it does not direct Fund brokerage to brokers and dealers in return for research services. The Committee further noted that Bastiat does not receive any 12b-1 fees from the Fund.

          (iv)           Economies of Scale – In determining the reasonableness of the Sub-advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the Sub-advisory fees. The Committee noted that the Fund had only been in operation for approximately a year and a half and it did not appear that Bastiat has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s Sub-advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board renew the Fund’s Sub-advisory Agreement.

The Committee renewed the foregoing with the Board indicating that its members had determined that the Fund’s fees were reasonable, and that its members were unanimously recommending that the Board renew the Funds Management Agreement and Sub-advisory Agreement. After review and discussion, the Board, including the trustees who are not “interested” persons of the Trust, Mirzam Asset Management LLC, as Advisor to the Fund, or Bastiat Capital LLC, as Sub-advisor to the Fund, within the meaning of the Investment Company Act of 1940, determined that the agreements were reasonable. As a result of their considerations, the Trustees, including the Independent Trustees, determined that continuation of the Management Agreement between the Trust and Mirzam and the Sub-advisory Agreement between Bastiat and Mirzam were in the best interest of the Mirzam Capital Appreciation Fund and its shareholders and voted to continue the Management Agreement and Sub-advisory Agreement for an additional one year term.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 693-8056 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, FL 33469

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Mirzam Fund

FY 2009	$ 12,500
FY 2008	$ 11,500

(b)	Audit-Related Fees

Mirzam Fund	Registrant
FY 2009	$ 0
FY 2008	$ 0

Nature of the fees:

(c)	Tax Fees

Mirzam Fund

FY 2009	$ 2,500
FY 2008	$ 2,000

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Mirzam Fund
Registrant
FY 2009	$ 0
FY 2008	$ 0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)         Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of August 20, 2009 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Anthony Ghoston

Anthony Ghoston, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Anthony Ghoston

Anthony Ghoston, President

Date	___10-07-2009___________

By /s/ Christopher E. Kashmerick

Christopher E. Kashmerick, Treasurer

Date	_10-07-2009___________